UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: January 16, 2007
                        (Date of earliest event reported)

                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)



            Nevada                   0-17371              90-0196936
 (State or other jurisdiction      (Commission         (I.R.S. Employer
     of incorporation or           File Number)     Identification Number)
        organization)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)

                     (405) 488-1304 (Registrant's telephone
                          number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     On January 16, 2007, Quest Resource Corporation announced its monthly statistics for certain operational information for the month of December 2006.

     The information for December 2006, the prior six months and year-to-date is as follows:



                 June         July       August     September    October    November    December      Year to
                 2006         2006        2006        2006        2006       2006         2006       Date 2006
Production        49           61          45          43          37         37           27            622
Wells Drilled

Production        72           72          67          55          55         35           25            638
Wells
Connected

Production        11           17          19           3           0          0            3            125
Wells
Recompleted

SWD Wells          1            2           3           1           0          0            0             15
Drilled

Pipeline          53.3         42.1        39.9        24.0         9.7        4.2          4.5          391.9
Installed
(miles)

Gross        1,362,711    1,452,667   1,512,245   1,535,526   1,635,310  1,576,179(3) 1,557,261(2)  16,726,999
Volumes                                                                                   (3)
Transported
(mcf) (1)

Net Acres       10,158.43     9,898.06   11,089.70   10,580.43    8,280.94   8,332.24     7,378.87     101,839.9
Leased


----------------------

(1) Includes approximately 3,000 to 4,000 mcf/daily of natural gas that is transported on our gathering pipeline system for third parties. Quest receives approximately 30% of these volumes as compensation for transporting this natural gas. On December 1, Quest separated the gathering system and certain other assets into a limited partnership known as Quest Midstream Partners, L.P.

(2) Preliminary estimate.

(3) November and December 2006 gross volumes transported were negatively impacted by downtime primarily due to winter storms in the area. Gross volumes have now resumed to normal levels.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         QUEST RESOURCE CORPORATION


                                         By:     /s/ Jerry Cash
                                                -------------------------------
                                         Jerry Cash
                                         Chief Executive Officer

Date:  January 16, 2007